                                                 ----------------------------
                                                         OMB APPROVAL
                                                 ----------------------------
                                                 OMB NUMBER:       3235-0060
                                                 EXPIRES:  DECEMBER 31, 1997
                                                 ESTIMATED AVERAGE BURDEN
                                                 HOURS PER RESPONSE..... 5.0
                                                 ----------------------------

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) April 1, 1998
                                                 -------------------------------

                        TOTAL RENAL CARE HOLDINGS, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


Delaware                               1-4034                  51-0354549
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(State or other jurisdiction      (Commission                (IRS Employer
of incorporation)                 File Number)             Identification No.)

21250 Hawthorne Boulevard, Suite 800, Torrance, California          90503
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                  (Address of principal executive offices)        (Zip Code)

Registrants' telephone number, including area code (310) 792-2600
                                                   -----------------------------

                                      N/A
--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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ITEM 5.   OTHER EVENTS.

          The attached press release is being filed with regard to the merger of Nevada Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of the registrant, with and into Renal Treatment Centers, Inc., a Delaware corporation, on February 27, 1998 (the "Merger").

          A copy of the press release issued by the registrant on April 1, 1998 with respect to the Merger is attached hereto as Exhibit 99.1 and is incorporated by reference herein.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               Exhibit No.             Description
               -----------             -----------

                  99.1                 Press Release dated April 1, 1998
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            Total Renal Care Holdings, Inc.
                                            -------------------------------
                                                    (Registrant)

Date April 1, 1998                          By: /s/ John E. King
     ------------------------                   ----------------------------
                                                        (Signature)*
                                                John E. King
/*/  Print name and title of the signing        Vice President, Finance and
     officer under his signature.               Chief Financial Officer